SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of Earliest Event Reported): June 06, 2001

Nortek, Inc.
(Exact name of registrant as specified in charter)

Delaware	1-6112	05-0314991
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Kennedy Plaza, Providence, Rhode Island		02903-2360
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (401) 751-1600

Item 5. Other Events

Nortek, Inc. is filing herewith two press releases issued June 06, 2001 by the Company each as Exhibit 99 which are incorporated herein by reference. Such press releases relate to Nortek, Inc.‘s estimate of 2nd Quarter results, and Nortek, Inc.'s announcement of a proposed offering of Senior Subordinate Notes

Item 7. Financial Statements and Exhibits.
(c) Exhibits

99 Press release issued by Nortek, Inc. on June 06, 2001.
99 Press release issued by Nortek, Inc. on June 06, 2001.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEK, INC.

By: /s/Richard J. Harris
Name: Richard J. Harris
Title: Senior Vice President-
Administration

Date: June 06, 2001

EXHIBIT INDEX
Exhibit No.	Description of Exhibits Page

99	Press release issued by Nortek, Inc. on June 06, 2001.
99	Press release issued by Nortek, Inc. on June 06, 2001.